Exhibit 10.18

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Christoph Sarry

Global Alliance Director, Pharma Partnering

Building 71 I 5.70

F.Hoffmann-La Roche Ltd

Grenzacherstrasse 124

4070, Basel

Switzerland

28th February 2013

Re: Amended and Restated License Agreement dated December 10, 2008 (“Agreement”) by and between Roche Palo Alto LLC, Hoffmann-La Roche Inc and F. Hoffmann-La Roche Ltd (collectively “Roche”) and Biotte Therapies Inc. (formely Synosia Therapeutics Inc.} and Biotie Therapies AG (formely Synosia Therapeutics AG) (rollectively “Biotie”).

Dear Christoph

Capitalized terms not otherwise defined shall have the meanings assigned to them in the Agreement.

On 20th October 2009, Roche and Biotie signed the 2nd Letter Agreement which gave Biotie the right to an option to expand the Tier 2 and Tier 3 Field. On 16th June 2010, Biotie informed Roche of our decision to exercise the right to obtain the option and paid the Field Expansion Option Fee of [*****]. In accordance with the 2nd Letter Agreement, the Field Expansion Exercise Fee of [*****] was due on or before 31st December 2012. On 11th September 2012, Roche and Biotie signed the 4th Letter Agreement which included an extension of the deadline for payment of the Field Expansion Exercise Fee to 30th April 2013.

Biotie is now informing Roche of our intention to exercise the Field Expansion with immediate effect, and we would request that you issue us with an invoice to allow payment of the Field Expansion Exercise Fee.

Please address the invoice to:

Biotie Therapeutics Ltd

Attn: Mr. Michael Mulqueen

VP Operations

Aeschenvorstadt 36

4051 Basel

Yours sincerely

Biotie Therapies Inc.

/s/ Ian J. Massey

lan Massey, Ph.D.

Chief Operating Officer & President of US Operations

Biotie Therapies Inc.	Tel. [*****]
601 Gateway Boulevard	Fax. [*****]
Suite 1200	www.biotie.com
South San Francisco
CA 94080, USA